UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012
StellarOne Corporation
 (Exact name of registrant as specified in its charter)

Commission File Number:  000-22283

Virginia (State or other jurisdiction of incorporation)	54-1829288 (IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, Virginia 22911
(Address of principal offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 27, 2012, StellarOne Corporation (the “Company”) was notified by O.R. Barham, Jr., who serves as President and Chief Executive Officer of the Company and its subsidiary, StellarOne Bank (the “Bank”), that Mr. Barham intends to retire from the Company and the Bank effective December 31, 2013. The Company’s Board of Directors also announced the formation of a CEO Succession Plan and the engagement of Russell Reynold Associates as an outside consultant in order to evaluate both internal and external candidates for Mr. Barham’s sucessor.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated March 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StellarOne Corporation
Date: March 27, 2012	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer